    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 4, 1994

                                                       REGISTRATION NO. 33-83952
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 5

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                ICN MERGER CORP.
                   (TO BE RENAMED ICN PHARMACEUTICALS, INC.)
               (EXACT NAME OF ISSUER AS SPECIFIED IN ITS CHARTER)

           DELAWARE                         2834                        33-0628076
(STATE OR OTHER JURISDICTION OF   PRIMARY STANDARD INDUSTRIAL        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)   CLASSIFICATION CODE NUMBER       IDENTIFICATION NUMBER)

                            ------------------------

      3300 HYLAND AVENUE, COSTA MESA, CALIFORNIA 92626     (714) 545-0100
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  MILAN PANIC
      CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, ICN MERGER CORP.
      3300 HYLAND AVENUE, COSTA MESA, CALIFORNIA 92626     (714) 545-0100
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                  PLEASE SEND COPIES OF ALL CORRESPONDENCE TO:

             JEFFREY BAGNER, ESQ.                         LEONARD M. LEIMAN, ESQ.
   FRIED, FRANK, HARRIS, SHRIVER & JACOBSON             FULBRIGHT & JAWORSKI L.L.P.
              ONE NEW YORK PLAZA                             666 FIFTH AVENUE
           NEW YORK, NEW YORK 10004                      NEW YORK, NEW YORK 10103
                (212) 820-8000                                (212) 318-3000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                ICN MERGER CORP.

                             CROSS-REFERENCE SHEET

                   PURSUANT TO ITEM 501(B) OF REGULATION S-K

          FORM S-1 ITEM AND CAPTION                       LOCATION IN PROSPECTUS
- ---------------------------------------------  ---------------------------------------------
 1. Forepart of Registration Statement and
    Outside Front Cover Page of Prospectus...  Facing Page; Outside Front Cover Page;
                                               Available Information
 2. Inside Front and Outside Back Cover Pages
    of Prospectus............................  Inside Front Cover Page
 3. Summary Information, Risk Factors and
    Ratio of Earnings to Fixed Charges.......  Summary; Investment Considerations; Selected
                                                 Historical Consolidated Financial
                                                 Information
 4. Use of Proceeds..........................  Use of Proceeds
 5. Determination of Offering Price..........  Underwriting
 6. Dilution.................................  Not Applicable
 7. Selling Security Holders.................  Not Applicable
 8. Plan of Distribution.....................  Underwriting
 9. Description of Securities to be
   Registered................................  Investment Considerations; Description of
                                                 Debentures; Description of Capital Stock
10. Interests of Named Experts and Counsel...  Experts; Legal Opinions
11. Information With Respect to the
    Registrant...............................  Summary; Investment Considerations; The
                                                 Company; Use of Proceeds; Capitalization;
                                                 Selected Pro Forma Combined Condensed
                                                 Financial Data; Selected Consolidated
                                                 Financial Data for the Predecessor
                                                 Companies; Management's Discussion and
                                                 Analysis of Financial Condition and Results
                                                 of Operations for the Predecessor
                                                 Companies; Business; Management; Executive
                                                 Compensation and Related Matters; Principal
                                                 Stockholders; Certain Transactions;
                                                 Description of Debentures; Shares Eligible
                                                 for Future Sale; Consolidated Financial
                                                 Statements
12. Disclosure of Commission Position on
    Indemnification for Securities Act
    Liabilities..............................  Not Applicable

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     a. Exhibits


         1          Form of Underwriting Agreement.**
         2          Agreement and Plan of Merger, dated as of August 1, 1994, as amended, by and among the Predecessor Companies and the Company previously filed as
                    Exhibit 2 to the Company's Registration Statement No. 33-84534 on Form S-4
                    dated September 28, 1994.
         3.1        Form of Restated Certificate of Incorporation of the Company previously filed as Exhibit 3.1 to the Company's Registration Statement No. 33-84534
                    on Form S-4 dated September 28, 1994.
         3.2        Form of By-laws of the Company previously filed as Exhibit 3.2 to the
                    Company's Registration Statement No. 33-84534 on Form S-4 dated September
                    28, 1994.
         4.1        Form of Indenture between the Company and the Trustee (including form of
                    Debenture).***
         4.2        Form of Rights Agreement between the Company and the Rights Agent previously filed as Exhibit 4.2 to the Company's Registration Statement
                    No. 33-84534 on Form S-4 dated September 28, 1994.
         5          Opinion of Fried, Frank, Harris, Shriver & Jacobson**.
        10.1        Foundation Agreement between SPI Pharmaceuticals, Inc. and ICN Galenika dated November 22, 1990 previously filed as Exhibit 10.35 to SPI's Annual
                    Report on Form 10-K for the year ended November 30, 1990.
        10.2        Amendment to Foundation Agreement between SPI Pharmaceuticals, Inc. and
                    ICN Galenika dated December 31, 1991, previously filed as Exhibit 10.39 to
                    SPI's Annual Report on Form 10-K for the year ended December 31, 1991.
        10.3        Additional Amendment to Foundation Agreement between SPI Pharmaceuticals,
                    Inc. and ICN Galenika dated February 27, 1992, previously filed as Exhibit
                    10.40 to SPI's Annual Report on Form 10-K for the year ended December 31,
                    1991.
        10.4        Indenture between ICN Pharmaceuticals, Inc. and J. Henry Schroeder Bank &
                    Trust Company, previously filed as Exhibit 4.1 to Registration Statement
                    No. 33-5919 on Form S-3, which is incorporated herein by reference. First
                    Supplemental Indenture dated as of October 1, 1986, between ICN
                    Pharmaceuticals, Inc. and J. Henry Schroeder Bank & Trust Company.
        10.5        Public Bond Issue Agreement dated as of June 13, 1985 between ICN
                    Pharmaceuticals, Inc. and Banque Gutzwiller, Kurz, Bungener S.A.,
                    previously filed as Exhibit 10 to ICN's Form 8 Amendment of Quarterly
                    Report on Form 10-Q for the quarter ended August 31, 1985.

        10.6        Purchase Agreement dated as of September 5, 1986, for an issue by ICN
                    Pharmaceuticals, Inc., of Dfl. 75,000,000 Subordinated Convertible Bonds
                    due 1990/ 1994 convertible into Shares of Common Stock, between ICN
                    Pharmaceuticals, Inc. and Van Haften & Co. N.V. and the other Managers named therein; Trust Deed dated as of September 15, 1986, between ICN
                    Pharmaceuticals, Inc. and B.V. Algemeen Administratieen Trustkantoor; and
                    Paying Agency Agreement dated as of September 15, 1986, for an issue by
                    ICN Pharmaceuticals, Inc. of Dfl. 75,000,000 Subordinated Convertible
                    Bonds due 1990/1994 Convertible into Shares of Common Stock among ICN
                    Pharmaceuticals, Inc., Nederlands Credietbank N.V., Kerdietbank S.A.
                    Luxembourgeoise, and Banque Gutzwiller, Kurz, Bungener S.A., previously filed as Exhibit 10 to ICN's Registration Statement No. 33-10706 on Form
                    S-3.
        10.7        Xr Capital Holding Trust Instrument between ICN Pharmaceuticals, Inc. and
                    Ansbacher (C.I.) Limited dated as of September 17, 1986; Subscription
                    Agreement between Ansbacher (C.I.) Limited, ICN Pharmaceuticals, Inc., SPI
                    Pharmaceuticals, Inc., and Banque Gutzwiller, Kurz, Bungener S.A. and the
                    other financial institutions named therein dated as of September 17, 1986;
                    Bond Issue Agreement between ICN Pharmaceuticals, Inc. and Ansbacher
                    (C.I.) Limited dated as of September 17, 1986; and Exchange Agency
                    Agreement between ICN Pharmaceuticals, Inc., SPI Pharmaceuticals, Inc.,
                    Banque Gutzwiller, Kurz, Bungener S.A., and the other financial institutions named therein dated as of September 17, 1986 previously filed as Exhibit 10.36 to ICN Pharmaceuticals Inc.'s Annual Report on Form 10-K
                    for the fiscal year ended November 30, 1987.
        10.8        Indenture dated as of October 30, 1986 between ICN Pharmaceuticals, Inc.
                    and Citibank, N.A.; and Subscription Agreement dated as of October 8, 1986 between ICN Pharmaceuticals, Inc., J. Henry Schroder Wagg and Co. Ltd. and
                    the other financial institutions named therein previously filed as Exhibit
                    10.37 to ICN's Pharmaceuticals Inc.'s Annual Report on Form 10-K for the
                    fiscal year ended November 30, 1987.
        10.9        Pharma Capital Holdings Trust Instrument between ICN Pharmaceuticals, Inc.
                    and Ansbacher (C.I.) Limited, dated as of October 16, 1986; Subscription
                    Agreement between Ansbacher (C.I.) Limited, ICN Pharmaceuticals, Inc. and
                    the Managers named therein, dated as of October 16, 1986; Paying Agency
                    Agreement between ICN Pharmaceuticals, Inc., Ansbacher (C.I.) Limited,
                    Banque Paribas (Luxembourg) S.A. and the other financial institutions named therein dated as of October 22, 1986; and the Exchange Agency
                    Agreement between ICN Pharmaceuticals, Inc., Banque Paribas (Luxembourg)
                    S.A. and the other Exchange Agents named therein dated as of October 22,
                    1986 previously filed as Exhibit 10.38 to ICN Pharmaceuticals, Inc.'s
                    Annual Report on Form 10-K for the fiscal year ended November 30, 1987.
        10.10       Bio Capital Holding Trust Instrument between ICN Biomedicals, Inc.,
                    Ansbacher (C.I.) Limited and ICN Pharmaceuticals, Inc. dated as of January
                    26, 1987; Subscription Agreement between ICN Biomedicals, Inc., Ansbacher
                    (C.I.) Limited, ICN Pharmaceuticals, Inc., Banque Gutzwiller, Kurz,
                    Bungener S.A. and the other financial institutions named therein dated as of January 26, 1987; Bond Issue Agreement between ICN Biomedicals, Inc.,
                    ICN Pharmaceuticals, Inc. and Ansbacher (C.I.) Limited dated as of January
                    26, 1987; Exchange Agency Agreement between ICN Biomedicals, Inc., Banque
                    Gutzwiller, Kurz, Bungener, S.A., and the other financial institutions named therein dated as of January 26, 1987; and Guaranty between ICN
                    Pharmaceuticals, Inc. and ICN Biomedicals, Inc. dated as of February 17,
                    1987, previously filed as Exhibit 10.1 to ICN Biomedicals, Inc.'s
                    Quarterly Report on Form 10-Q for the quarter ended February 28, 1987.

        10.11       Public Bond Issue Agreement dated as of February 20, 1987, between ICN
                    Pharmaceuticals, Inc. and Fintrelex, S.A. and the other banks named therein; Conversion Agency Agreement dated as of February 20, 1987 between
                    ICN Pharmaceuticals, Inc., E. Gutzwiller & Cie, and the other financial institutions named therein; and Escrow Agreement dated as of February 20,
                    1987 between ICN Pharmaceuticals, Inc., Fintrelex, S.A. and E. Gutzwiller
                    & Cie, previously filed as Exhibit 10.2 to ICN Pharmaceuticals Inc.'s
                    Quarterly Report on Form 10-Q for the quarter ended February 28, 1987.
        10.12       Agreement between ICN Pharmaceuticals, Inc. and Milan Panic, dated October
                    1, 1988 previously filed as Exhibit 10.51 to ICN's Annual Report on Form
                    10-K for the year ended November 30, 1989.
        10.13       Agreement among ICN Pharmaceuticals, Inc., SPI Pharmaceuticals, Inc. and
                    Adam Jerney, dated March 18, 1993 previously filed as Exhibit 10.49 to
                    SPI's Amendment No. 2 to the Annual Report on Form 10-K filed on March 31,
                    1993.
        10.14       Agreement among ICN Pharmaceuticals, Inc., Viratek, Inc. and John
                    Giordani, dated March 18, 1993 previously filed as Exhibit 10.3 to the
                    Company's Registration Statement No. 33-84534 on Form S-4 dated September
                    28, 1994.
        10.15       Agreement among ICN Pharmaceuticals, Inc., ICN Biomedicals, Inc., SPI
                    Pharmaceuticals and Bill MacDonald, dated March 18, 1993 previously filed as Exhibit 10.4 to the Company's Registration Statement No. 33-84534 on
                    Form S-4 dated September 28, 1994.
        10.16       Agreement among ICN Pharmaceuticals, Inc., SPI Pharmaceuticals, Inc. and
                    John Phillips, dated March 18, 1993 previously filed as Exhibit 10.49 to
                    Amendment No. 2 to SPI's Annual Report on Form 10-K filed on March 31,
                    1993.
        10.17       Agreement among ICN Pharmaceuticals, Inc., SPI Pharmaceuticals, Inc. and
                    Jack Sholl, dated March 18, 1993 previously filed as Exhibit 10.49 to
                    Amendment No. 2 to SPI's Annual Report on Form 10-K filed on March 31,
                    1993.
        10.18       Agreement among ICN Pharmaceuticals, Inc., SPI Pharmaceuticals, Inc. and
                    David Watt, dated March 18, 1993 previously filed as Exhibit 10.49 to
                    Amendment No. 2 to SPI's Annual Report on Form 10-K filed on March 31,
                    1993.
        10.19       ICN Pharmaceuticals, Inc. 1992 Employee Incentive Stock Option Plan
                    previously filed as Exhibit 10.56 to ICN's Form 10-K for the year ended
                    December 31, 1992.
        10.20       ICN Pharmaceuticals, Inc. 1992 Non-Qualified Stock Option Plan previously filed as Exhibit 10.57 to ICN's Form 10-K for the year ended December 31,
                    1992.
        10.21       SPI Pharmaceuticals, Inc. 1992 Employee Incentive Stock Option Plan
                    previously filed as Exhibit 10.42 to SPI's Form 10-K for the year ended
                    December 31, 1992.
        10.22       SPI Pharmaceuticals, Inc. 1992 Non-Qualified Stock Option Plan previously filed as Exhibit 10.43 to SPI's Form 10-K for the year ended December 31,
                    1992.
        10.23       Viratek, Inc. 1992 Employee Incentive Stock Option Plan previously filed as Exhibit 10.22 to Viratek's Registration Statement No. 33-54678 on Form
                    S-2.
        10.24       Viratek, Inc. 1992 Non-Qualified Stock Option Plan previously filed as
                    Exhibit 10.23 to Viratek's Registration Statement No. 33-54678 on Form
                    S-2.
        10.25       ICN Biomedicals, Inc. 1992 Employee Incentive Stock Option Plan previously filed as Exhibit 10.22 to Biomedicals' Form 10-K for the year ended
                    December 31, 1992.
        10.26       ICN Biomedicals, Inc. 1992 Non-Qualified Stock Option Plan previously filed as Exhibit 10.23 to Biomedicals' Form 10-K for the year ended
                    December 31, 1992.
        10.27       ICN Pharmaceuticals, Inc. 1981 Employee Incentive Stock Option Plan, as
                    amended, previously filed as Exhibit 4.1 to Registration Statement No.
                    33-60866 on Form S-3 dated April 9, 1993.

        10.28       SPI Pharmaceuticals, Inc. 1982 Employee Incentive Stock Option Plan, as
                    amended and restated as of January 21, 1992, previously filed as Exhibit
                    4.1 to SPI's Registration Statement No. 33-60872 on Form S-8 dated April
                    9, 1993.
        10.29       SPI Pharmaceuticals, Inc. 1982 Non-Qualified Stock Option Plan, as amended and restated as of January 21, 1992, previously filed as Exhibit 4.2 to
                    SPI's Registration Statement No. 33-60872 on Form S-8 dated April 9, 1993.
        10.30       Viratek, Inc. 1982 FDA Employee Special Stock Option Plan previously filed as Exhibit 10.14 to Viratek's Form 10-K for the year ended November 30,
                    1982.
        10.31       Viratek, Inc. 1981 Employee Incentive Stock Option Plan, as amended on
                    January 21, 1992, previously filed as Exhibit 4.1 to Viratek's
                    Registration Statement No. 33-60876 on Form S-8 dated April 9, 1993.
        10.32       Viratek, Inc. 1980 Employee Stock Option Plan, as amended, previously filed as Exhibit 4.2 to Viratek's Registration Statement No. 33-60876 on
                    Form S-8 dated April 9, 1993.
        10.33       ICN Biomedicals, Inc. 1992 Employee Incentive Stock Option Plan previously filed as Exhibit 4.1 to Biomedicals' Registration Statement No. 33-60862
                    on Form S-8 dated April 9, 1993.
        10.34       ICN Biomedicals, Inc. 1983 Non-Qualified Stock Option Plan and 1983
                    Incentive Stock Option Plan, as amended and restated as of January 21,
                    1992, previously filed as Exhibits 4.1 and 4.2 to Biomedicals'
                    Registration Statement No. 33-34943 on Form S-8 dated April 9, 1993.
        11.1        Statement Re Computation of Per Share Earnings ICN Merger Corp.***
        11.2        Statement Re Computation of Per Share Earnings SPI Pharmaceuticals,
                    Inc.***
        11.3        Statement Re Computation of Per Share Earnings ICN Pharmaceuticals,
                    Inc.***
        11.4        Statement Re Computation of Per Share Earnings Viratek, Inc.***
        11.5        Statement Re Computation of Per Share Earnings ICN Biomedicals, Inc.***
        12          Calculation of Ratio of Earnings to Fixed Charges.***
        15          Letter from Coopers & Lybrand, L.L.P. concerning unaudited interim financial information.***
        21          Subsidiaries of the Registrant previously filed as Exhibit 21 to the
                    Company's Registration Statement No. 33-84534 on Form S-4 dated September
                    28, 1994.
        23.1        Consent of Coopers & Lybrand, L.L.P.***
        23.2        Consent of Fried, Frank, Harris, Shriver & Jacobson (contained in its opinion filed as Exhibit 5 to this Registration Statement).**
        23.3.1      Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Michael Smith*
        23.3.2      Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Stephen Moses*
        23.3.3      Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Norman Barker*
        23.3.4      Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Roger Guillermin*

        23.3.5      Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Birch Bayh*
        23.3.6      Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Vernon Knight*
        23.3.7      Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Weldon Jolley*
        23.3.8      Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Jean-Francois Kurz*
        23.3.9      Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Thomas Lenagh*
        23.3.10     Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Charles Manatt*
        23.3.11     Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Milan Panic*
        23.3.12     Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Roberts A. Smith*
        23.3.13     Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Robert Finch*
        23.3.14     Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Adam Jerney*
        23.3.15     Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    James Miscoll*
        23.3.16     Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Alan Charles*
        23.3.17     Consent of Persons who will become directors of the Registrant (as required by Rule 438)
                    Richard Starr*
        24.1        Power of Attorney (included elsewhere in this Registration Statement).
        25.1        Statement of Eligibility of Trustee (Form T-1).***
        27.         Financial Data Schedule for ICN Pharmaceuticals, Inc. for year ended
                    December 31, 1993 and for the six month period June 30, 1994, previously filed as Exhibit 27 to the Company's Registration Statement No. 33-84534
                    on Form S-4 dated September 28, 1994.
        27.1        Financial Data Schedule for SPI Pharmaceuticals, Inc. for year ended
                    December 31, 1993 and for the six month period ended June 30, 1994, previously filed as Exhibit 27.1 to the Company's Registration Statement
                    No. 33-84534 on Form S-4 dated September 28, 1994.

        27.2        Financial Data Schedule for Viratek, Inc. for year ended December 31, 1993 and for the six month period ended June 30, 1994, previously filed as
                    Exhibit 27.2 to the Company's Registration Statement No. 33-84534 on Form
                    S-4 dated September 28, 1994.
        27.3        Financial Data Schedule for ICN Biomedicals, Inc. for year ended December
                    31, 1993 and for the six month period ended June 30, 1994, previously filed as Exhibit 27.3 to the Company's Registration Statement No. 33-84534
                    on Form S-4 dated September 28, 1994.
        99.1        Form of Escrow Deposit Agreement between the Registrant and American Stock
                    Transfer & Trust Company, as escrow agent.**


- ---------------

  * To be filed by amendment.
 ** Filed herewith.
*** Previously filed as an Exhibit to this Registration Statement.

                                     SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, ICN Merger Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Costa Mesa, State of California, on November 4, 1994.


                                          ICN MERGER CORP.

                                          By:   /s/  MILAN PANIC
                                              Milan Panic
                                              Chairman of the Board, President
                                              and Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Milan Panic and David C. Watt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                 TITLE                       DATE
- ------------------------------------------  ---------------------------------  -------------------

                  /s/  MILAN PANIC          Chairman of the Board, President,     November 4, 1994
               Milan Panic                     and Chief Executive Officer
                                              (Principal Executive Officer)

              /s/  JOHN E. GIORDANI          Executive Vice President, Chief      November 4, 1994
             John E. Giordani                Financial Officer and Corporate
                                             Controller (Principal Financial
                                               and Accounting Officer) and
                                                        Director

             /s/  BILL A. MACDONALD                     Director                  November 4, 1994
            Bill A. MacDonald

                                 EXHIBIT INDEX


                                                                                   SEQUENTIALLY
                                                                                     NUMBERED
     NUMBER                              DESCRIPTION                                   PAGE
    --------    --------------------------------------------------------------    --------------
     1          Form of Underwriting Agreement**..............................
     2          Agreement and Plan of Merger, dated as of August 1, 1994, as amended, by and among the Predecessor Companies and the
                Company previously filed as Exhibit 2 to the Company's
                Registration Statement No. 33-84534 on Form S-4 dated
                September 28, 1994............................................
     3.1        Form of Restated Certificate of Incorporation of the Company
                previously filed as Exhibit 3.1 to the Company's Registration
                Statement No. 33-84534 on Form S-4 dated September 28, 1994...
     3.2        Form of By-laws of the Company previously filed as Exhibit 3.2 to the Company's Registration Statement No. 33-84534 on Form
                S-4 dated September 28, 1994..................................
     4.1        Form of Indenture between the Company and the Trustee
                (including form of Debenture)***..............................
     4.2        Form of Rights Agreement between the Company and the Rights
                Agent previously filed as Exhibit 4.2 to the Company's
                Registration Statement No. 33-84534 on Form S-4 dated
                September 28, 1994............................................
     5          Opinion of Fried, Frank, Harris, Shriver & Jacobson**.........
    10.1        Foundation Agreement between SPI Pharmaceuticals, Inc. and ICN
                Galenika dated November 22, 1990 previously filed as Exhibit
                10.35 to SPI's Annual Report on Form 10-K for the year ended
                November 30, 1990.............................................
    10.2        Amendment to Foundation Agreement between SPI Pharmaceuticals,
                Inc. and ICN Galenika dated December 31, 1991, previously
                filed as Exhibit 10.39 to SPI's Annual Report on Form 10-K for
                the year ended December 31, 1991..............................
    10.3        Additional Amendment to Foundation Agreement between SPI
                Pharmaceuticals, Inc. and ICN Galenika dated February 27,
                1992, previously filed as Exhibit 10.40 to SPI's Annual Report on Form 10-K for the year ended December 31, 1991.............
    10.4        Indenture between ICN Pharmaceuticals, Inc. and J. Henry
                Schroeder Bank & Trust Company, previously filed as Exhibit
                4.1 to Registration Statement No. 33-5919 on Form S-3, which is incorporated herein by reference. First Supplemental
                Indenture dated as of October 1, 1986, between ICN
                Pharmaceuticals, Inc. and J. Henry Schroeder Bank & Trust
                Company.......................................................
    10.5        Public Bond Issue Agreement dated as of June 13, 1985 between
                ICN Pharmaceuticals, Inc. and Banque Gutzwiller, Kurz,
                Bungener S.A., previously filed as Exhibit 10 to ICN's Form 8
                Amendment of Quarterly Report on Form 10-Q for the quarter ended August 31, 1985.........................................

                                                                                   SEQUENTIALLY
                                                                                     NUMBERED
     NUMBER                              DESCRIPTION                                   PAGE
    --------    --------------------------------------------------------------    --------------
    10.6        Purchase Agreement dated as of September 5, 1986, for an issue by ICN Pharmaceuticals, Inc., of Dfl. 75,000,000 Subordinated
                Convertible Bonds due 1990/1994 convertible into Shares of
                Common Stock, between ICN Pharmaceuticals, Inc. and Van Haften
                & Co. N.V. and the other Managers named therein; Trust Deed dated as of September 15, 1986, between ICN Pharmaceuticals,
                Inc. and B.V. Algemeen Administratieen Trustkantoor; and
                Paying Agency Agreement dated as of September 15, 1986, for an issue by ICN Pharmaceuticals, Inc. of Dfl. 75,000,000
                Subordinated Convertible Bonds due 1990/1994 Convertible into
                Shares of Common Stock among ICN Pharmaceuticals, Inc.,
                Nederlands Credietbank N.V., Kerdietbank S.A. Luxembourgeoise,
                and Banque Gutzwiller, Kurz, Bungener S.A., previously filed as Exhibit 10 to ICN's Registration Statement No. 33-10706 on
                Form S-3......................................................
    10.7        Xr Capital Holding Trust Instrument between ICN
                Pharmaceuticals, Inc. and Ansbacher (C.I.) Limited dated as of
                September 17, 1986; Subscription Agreement between Ansbacher
                (C.I.) Limited, ICN Pharmaceuticals, Inc., SPI
                Pharmaceuticals, Inc., and Banque Gutzwiller, Kurz, Bungener
                S.A. and the other financial institutions named therein dated as of September 17, 1986; Bond Issue Agreement between ICN
                Pharmaceuticals, Inc. and Ansbacher (C.I.) Limited dated as of
                September 17, 1986; and Exchange Agency Agreement between ICN
                Pharmaceuticals, Inc., SPI Pharmaceuticals, Inc., Banque
                Gutzwiller, Kurz, Bungener S.A., and the other financial
                institutions named therein dated as of September 17, 1986
                previously filed as Exhibit 10.36 to ICN Pharmaceuticals
                Inc.'s Annual Report on Form 10-K for the fiscal year ended
                November 30, 1987.............................................
    10.8        Indenture dated as of October 30, 1986 between ICN
                Pharmaceuticals, Inc. and Citibank, N.A.; and Subscription
                Agreement dated as of October 8, 1986 between ICN
                Pharmaceuticals, Inc., J. Henry Schroder Wagg and Co. Ltd. and
                the other financial institutions named therein previously
                filed as Exhibit 10.37 to ICN's Pharmaceuticals Inc.'s Annual
                Report on Form 10-K for the fiscal year ended November 30,
                1987..........................................................
    10.9        Pharma Capital Holdings Trust Instrument between ICN
                Pharmaceuticals, Inc. and Ansbacher (C.I.) Limited, dated as of October 16, 1986; Subscription Agreement between Ansbacher
                (C.I.) Limited, ICN Pharmaceuticals, Inc. and the Managers
                named therein, dated as of October 16, 1986; Paying Agency
                Agreement between ICN Pharmaceuticals, Inc., Ansbacher (C.I.)
                Limited, Banque Paribas (Luxembourg) S.A. and the other
                financial institutions named therein dated as of October 22,
                1986; and the Exchange Agency Agreement between ICN
                Pharmaceuticals, Inc., Banque Paribas (Luxembourg) S.A. and
                the other Exchange Agents named therein dated as of October
                22, 1986 previously filed as Exhibit 10.38 to ICN
                Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the
                fiscal year ended November 30, 1987...........................

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     NUMBER                              DESCRIPTION                                   PAGE
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
    10.10       Bio Capital Holding Trust Instrument between ICN Biomedicals,
                Inc., Ansbacher (C.I.) Limited and ICN Pharmaceuticals, Inc.
                dated as of January 26, 1987; Subscription Agreement between
                ICN Biomedicals, Inc., Ansbacher (C.I.) Limited, ICN
                Pharmaceuticals, Inc., Banque Gutzwiller, Kurz, Bungener S.A.
                and the other financial institutions named therein dated as of
                January 26, 1987; Bond Issue Agreement between ICN
                Biomedicals, Inc., ICN Pharmaceuticals, Inc. and Ansbacher
                (C.I.) Limited dated as of January 26, 1987; Exchange Agency
                Agreement between ICN Biomedicals, Inc., Banque Gutzwiller,
                Kurz, Bungener, S.A., and the other financial institutions named therein dated as of January 26, 1987; and Guaranty
                between ICN Pharmaceuticals, Inc. and ICN Biomedicals, Inc.
                dated as of February 17, 1987, previously filed as Exhibit
                10.1 to ICN Biomedicals, Inc.'s Quarterly Report on Form 10-Q
                for the quarter ended February 28, 1987.......................
    10.11       Public Bond Issue Agreement dated as of February 20, 1987, between ICN Pharmaceuticals, Inc. and Fintrelex, S.A. and the
                other banks named therein; Conversion Agency Agreement dated as of February 20, 1987 between ICN Pharmaceuticals, Inc., E.
                Gutzwiller & Cie, and the other financial institutions named therein; and Escrow Agreement dated as of February 20, 1987 between ICN Pharmaceuticals, Inc., Fintrelex, S.A. and E.
                Gutzwiller & Cie, previously filed as Exhibit 10.2 to ICN
                Pharmaceuticals Inc.'s Quarterly Report on Form 10-Q for the
                quarter ended February 28, 1987...............................
    10.12       Agreement between ICN Pharmaceuticals, Inc. and Milan Panic, dated October 1, 1988 previously filed as Exhibit 10.51 to
                ICN's Annual Report on Form 10-K for the year ended November
                30, 1989......................................................
    10.13       Agreement among ICN Pharmaceuticals, Inc., SPI
                Pharmaceuticals, Inc. and Adam Jerney, dated March 18, 1993 previously filed as Exhibit 10.49 to SPI's Amendment No. 2 to the Annual Report on Form 10-K filed on March 31, 1993........
    10.14       Agreement among ICN Pharmaceuticals, Inc., Viratek, Inc. and
                John Giordani, dated March 18, 1993 previously filed as
                Exhibit 10.3 to the Company's Registration Statement No.
                33-84534 on Form S-4 dated September 28, 1994.................
    10.15       Agreement among ICN Pharmaceuticals, Inc., ICN Biomedicals,
                Inc., SPI Pharmaceuticals and Bill MacDonald, dated March 18,
                1993 previously filed as Exhibit 10.4 to the Company's
                Registration Statement No. 33-84534 on Form S-4 dated
                September 28, 1994............................................
    10.16       Agreement among ICN Pharmaceuticals, Inc., SPI
                Pharmaceuticals, Inc. and John Phillips, dated March 18, 1993 previously filed as Exhibit 10.49 to Amendment No. 2 to SPI's
                Annual Report on Form 10-K filed on March 31, 1993............
    10.17       Agreement among ICN Pharmaceuticals, Inc., SPI
                Pharmaceuticals, Inc. and Jack Sholl, dated March 18, 1993 previously filed as Exhibit 10.49 to Amendment No. 2 to SPI's
                Annual Report on Form 10-K filed on March 31, 1993............

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     NUMBER                              DESCRIPTION                                   PAGE
    --------    --------------------------------------------------------------    --------------
    10.18       Agreement among ICN Pharmaceuticals, Inc., SPI
                Pharmaceuticals, Inc. and David Watt, dated March 18, 1993 previously filed as Exhibit 10.49 to Amendment No. 2 to SPI's
                Annual Report on Form 10-K filed on March 31, 1993............
    10.19       ICN Pharmaceuticals, Inc. 1992 Employee Incentive Stock Option
                Plan previously filed as Exhibit 10.56 to ICN's Form 10-K for the year ended December 31, 1992..............................
    10.20       ICN Pharmaceuticals, Inc. 1992 Non-Qualified Stock Option Plan
                previously filed as Exhibit 10.57 to ICN's Form 10-K for the year ended December 31, 1992..................................
    10.21       SPI Pharmaceuticals, Inc. 1992 Employee Incentive Stock Option
                Plan previously filed as Exhibit 10.42 to SPI's Form 10-K for the year ended December 31, 1992..............................
    10.22       SPI Pharmaceuticals, Inc. 1992 Non-Qualified Stock Option Plan
                previously filed as Exhibit 10.43 to SPI's Form 10-K for the year ended December 31, 1992..................................
    10.23       Viratek, Inc. 1992 Employee Incentive Stock Option Plan
                previously filed as Exhibit 10.22 to Viratek's Registration
                Statement No. 33-54678 on Form S-2............................
    10.24       Viratek, Inc. 1992 Non-Qualified Stock Option Plan previously filed as Exhibit 10.23 to Viratek's Registration Statement No.
                33-54678 on Form S-2..........................................
    10.25       ICN Biomedicals, Inc. 1992 Employee Incentive Stock Option
                Plan previously filed as Exhibit 10.22 to Biomedicals' Form
                10-K for the year ended December 31, 1992.....................
    10.26       ICN Biomedicals, Inc. 1992 Non-Qualified Stock Option Plan
                previously filed as Exhibit 10.23 to Biomedicals' Form 10-K for the year ended December 31, 1992..........................
    10.27       ICN Pharmaceuticals, Inc. 1981 Employee Incentive Stock Option
                Plan, as amended, previously filed as Exhibit 4.1 to
                Registration Statement No. 33-60866 on Form S-3 dated April 9,
                1993..........................................................
    10.28       SPI Pharmaceuticals, Inc. 1982 Employee Incentive Stock Option
                Plan, as amended and restated as of January 21, 1992,
                previously filed as Exhibit 4.1 to SPI's Registration
                Statement No. 33-60872 on Form S-8 dated April 9, 1993........
    10.29       SPI Pharmaceuticals, Inc. 1982 Non-Qualified Stock Option
                Plan, as amended and restated as of January 21, 1992,
                previously filed as Exhibit 4.2 to SPI's Registration
                Statement No. 33-60872 on Form S-8 dated April 9, 1993........
    10.30       Viratek, Inc. 1982 FDA Employee Special Stock Option Plan
                previously filed as Exhibit 10.14 to Viratek's Form 10-K for the year ended November 30, 1982..............................
    10.31       Viratek, Inc. 1981 Employee Incentive Stock Option Plan, as
                amended on January 21, 1992, previously filed as Exhibit 4.1 to Viratek's Registration Statement No. 33-60876 on Form S-8
                dated April 9, 1993...........................................

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
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                                                                                     NUMBERED
     NUMBER                              DESCRIPTION                                   PAGE
    --------    --------------------------------------------------------------    --------------
    10.32       Viratek, Inc. 1980 Employee Stock Option Plan, as amended, previously filed as Exhibit 4.2 to Viratek's Registration
                Statement No. 33-60876 on Form S-8 dated April 9, 1993........
    10.33       ICN Biomedicals, Inc. 1992 Employee Incentive Stock Option
                Plan previously filed as Exhibit 4.1 to Biomedicals'
                Registration Statement No. 33-60862 on Form S-8 dated April 9,
                1993..........................................................
    10.34       ICN Biomedicals, Inc. 1983 Non-Qualified Stock Option Plan and
                1983 Incentive Stock Option Plan, as amended and restated as of January 21, 1992, previously filed as Exhibits 4.1 and 4.2 to Biomedicals' Registration Statement No. 33-34943 on Form
                S-8 dated April 9, 1993.......................................
    11.1        Statement Re Computation of Per Share Earnings ICN Merger
                Corp.***......................................................
    11.2        Statement Re Computation of Per Share Earnings SPI
                Pharmaceuticals, Inc.***......................................
    11.3        Statement Re Computation of Per Share Earnings ICN
                Pharmaceuticals, Inc.***......................................
    11.4        Statement Re Computation of Per Share Earnings Viratek,
                Inc.***.......................................................
    11.5        Statement Re Computation of Per Share Earnings ICN
                Biomedicals, Inc.***..........................................
    12          Calculation of Ratio of Earnings to Fixed Charges***..........
    15          Letter from Coopers & Lybrand, L.L.P. concerning unaudited interim financial information***..............................
    21          Subsidiaries of the Registrant previously filed as Exhibit 21 to the Company's Registration Statement No. 33-84534 on Form
                S-4 dated September 28, 1994..................................
    23.1        Consent of Coopers & Lybrand, L.L.P.***.......................
    23.2        Consent of Fried, Frank, Harris, Shriver & Jacobson (contained in its opinion filed as Exhibit 5 to this Registration
                Statement)**..................................................
    23.3.1      Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Michael Smith*................................................
    23.3.2      Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Stephen Moses*................................................
    23.3.3      Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Norman Barker*................................................
    23.3.4      Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Roger Guillermin*.............................................
    23.3.5      Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Birch Bayh*...................................................
    23.3.6      Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Vernon Knight*................................................

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     NUMBER                              DESCRIPTION                                   PAGE
    --------    --------------------------------------------------------------    --------------
    23.3.7      Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Weldon Jolley*................................................
    23.3.8      Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Jean-Francois Kurz*...........................................
    23.3.9      Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Thomas Lenagh*................................................
    23.3.10     Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Charles Manatt*...............................................
    23.3.11     Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Milan Panic*..................................................
    23.3.12     Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Roberts A. Smith*.............................................
    23.3.13     Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Robert Finch*.................................................
    23.3.14     Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Adam Jerney*..................................................
    23.3.15     Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                James Miscoll*................................................
    23.3.16     Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Alan Charles*.................................................
    23.3.17     Consent of Persons who will become directors of the Registrant
                (as required by Rule 438)
                Richard Starr*................................................
    24.1        Power of Attorney (included elsewhere in this Registration
                Statement)....................................................
    25.1        Statement of Eligibility of Trustee (Form T-1)***.............
    27.         Financial Data Schedule for ICN Pharmaceuticals, Inc. for year ended December 31, 1993 and for the six month period June 30,
                1994, previously filed as Exhibit 27 to the Company's
                Registration Statement No. 33-84534 on Form S-4 dated
                September 28, 1994............................................
    27.1        Financial Data Schedule for SPI Pharmaceuticals, Inc. for year ended December 31, 1993 and for the six month period ended
                June 30, 1994, previously filed as Exhibit 27.1 to the
                Company's Registration Statement No. 33-84534 on Form S-4
                dated September 28, 1994......................................

                                                                                   SEQUENTIALLY
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     NUMBER                              DESCRIPTION                                   PAGE
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
    27.2        Financial Data Schedule for Viratek, Inc. for year ended
                December 31, 1993 and for the six month period ended June 30,
                1994, previously filed as Exhibit 27.2 to the Company's
                Registration Statement No. 33-84534 on Form S-4 dated
                September 28, 1994............................................
    27.3        Financial Data Schedule for ICN Biomedicals, Inc. for year ended December 31, 1993 and for the six month period ended
                June 30, 1994, previously filed as Exhibit 27.3 to the
                Company's Registration Statement No. 33-84534 on Form S-4
                dated September 28, 1994......................................
    99.1        Form of Escrow Deposit Agreement between the Registrant and
                American Stock Transfer & Trust Company, as escrow agent**....


- ---------------

  * To be filed by amendment.
 ** Filed herewith.
*** Previously filed as an Exhibit to this Registration Statement.